UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 11, 2007 (April 5, 2007)

       Newcastle Investment Corp.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-31458	81-0559116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, New York, NY	10105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 798-6100

      Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On April 5, 2007, Newcastle Investment Corp. (the “Company”) entered into an Underwriting Agreement, among the Company, FIG LLC, and Morgan Stanley & Co. Incorporated, for the issuance and sale by the Company of 4,560,000 shares of its common stock, par value $0.01 per share (the “Common Stock”). The Common Stock is being sold pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (File No. 333-140840). A copy of the Underwriting Agreement is filed as Exhibit 1.1 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

1.1	Underwriting Agreement, dated April 5, 2007, by and among Newcastle Investment Corp., FIG LLC and Morgan Stanley & Co. Incorporated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newcastle Investment Corp.
(Registrant)

Date: April 11, 2007	By:	/s/ Debra A. Hess
Name: Debra A. Hess
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.          Description

1.1	Underwriting Agreement, dated April 5, 2007, by and among Newcastle Investment Corp., FIG LLC and Morgan Stanley & Co. Incorporated.